Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,255,829.35
Previously Paid Amount	0.00
Total Fee Amount	7,768.93
Total Offset Amount	0.00
Net Fee	$ 7,768.93